SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                       ___________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                      ____________________________________


       Date of Report (Date of earliest event reported): November 18, 2002



                           BAUSCH & LOMB INCORPORATED

             (Exact name of registrant as specified in its charter)



         New York                     1-4105                 16-0345235
 (State or other jurisdiction       (Commission            (I.R.S. Employer
   of incorporation)                File Number)           Identification No.)

     One Bausch & Lomb Place, Rochester, NY                 14604-2701
    (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (585) 338-6000

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ITEM 5.  OTHER EVENTS

         On November 18, 2002, Bausch & Lomb Incorporated entered into an Underwriting Agreement with Salomon Smith Barney Inc., Bank of America Securities LLC, Fleet Securities, Inc. and JP Morgan Securities Inc. pursuant to which the underwriters will purchase $150,000,000 principal amount of 6.950% Senior Unsecured Notes due 2007 (the "Notes"), to be issued pursuant to an Indenture, dated as of September 1, 1991, between Bausch & Lomb and Citibank, N.A., as trustee, as amended by Supplemental Indenture No. 1, dated May 13, 1998, Supplemental Indenture No. 2 dated July 29, 1998, and Supplemental Indenture No. 3, to be dated the closing date of the offering of the Notes, providing for the issuance of the Notes. The Underwriting Agreement and Supplemental Indenture No. 3 are filed as exhibits to this report.

         On November 18, 2002, Bausch & Lomb filed with the Securities and Exchange Commission a Preliminary Prospectus Supplement, dated November 18, 2002, supplementing its Prospectus, dated June 25, 2002, which form a portion of Bausch & Lomb's registration statement on Form S-3 (No. 333-90468) covering certain securities, including debt securities. The opinion of Bausch & Lomb's general counsel on the validity of the issuance of the Notes is filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
     EXHIBITS

(a)      Financial statements of businesses acquired    - Not Applicable

(b)      Pro forma financial information    - Not Applicable

(c)           Exhibits.

              The following additional exhibits are incorporated by reference into Bausch & Lomb's Registration Statement on Form S-3 No. 333-90468:

              1.1 Underwriting Agreement, dated November 18, 2002 between Bausch & Lomb Incorporated and Salomon Smith Barney Inc., Bank of America Securities LLC, Fleet Securities, Inc. and JP Morgan Securities Inc. (filed herewith).

              4.1 Restated Certificate of Incorporation of Bausch & Lomb Incorporated (filed as Exhibit (3)-a to Bausch & Lomb's Annual Report on Form 10-K for the fiscal year ended December 29, 1985, File No. 1-4105, and incorporated herein by reference).

              4.2 Certificate of Amendment to Certificate of Incorporation of Bausch & Lomb Incorporated (filed as Exhibit (3)-b to Bausch & Lomb's Annual Report on Form 10-K for the fiscal year ended December 31, 1988, file No. 1-4105, and incorporated herein by reference).
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                                      -3-

              4.3 Certificate of Amendment to Certificate of Incorporation of Bausch & Lomb Incorporated (filed as Exhibit (3)-c to Bausch & Lomb's Annual Report on Form 10-K for the fiscal year ended December 26, 1992, file No. 1-4105, and incorporated herein by reference).

              4.4 Bylaws of Bausch & Lomb Incorporated, as amended, effective October 26, 1998 (filed as Exhibit (3)-a to the company's Form 10-Q for the quarter ended September 26, 1998, file 1-4105 and incorporated herein by reference).

              4.5 Indenture, dated as of September 1, 1991, between Bausch & Lomb Incorporated and Citibank. N.A., as trustee (filed as Exhibit 4(a) to Bausch & Lomb's Registration Statement on Form S-3, No. 33-42858 and incorporated herein by reference).

              4.6 Supplemental Indenture No. 1, dated May 13, 1998, between Bausch & Lomb Incorporated and Citibank, N.A. (filed as Exhibit
              3.1 to Bausch & Lomb's Current Report on Form 8-K, dated July 24, 1998, File No. 1-4105, and incorporated herein by reference).

              4.7 Supplemental Indenture No. 2, dated as of July 29, 1998, between Bausch & Lomb Incorporated and Citibank N.A. (filed as
              Exhibit 3.2 to Bausch & Lomb's Current Report on Form 8-K, dated July 24, 1998, File No. 1-4105, and incorporated herein by reference).

              4.8 Supplemental Indenture No. 3, to be dated as of November 21, 2002, between the Bausch & Lomb Incorporated and Bausch & Lomb Incorporated and Citibank N.A., including form of Global Note (filed herewith).

              5.1 Opinion of General Counsel to Bausch & Lomb as to the validity of the issuance of the Notes (filed herewith).

              23.1  Consent of General Counsel (contained in Exhibit 5.1).
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                                      -4-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BAUSCH & LOMB INCORPORATED
Dated:  November 18, 2002

                                             /s/ Alan H. Resnick
                                            -----------------------------
                                            Alan H. Resnick
                                            Vice President and Treasurer
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                                  EXHIBIT INDEX

Exhibit                                             Location
-------------------------------------------------   ----------------------------

1.1 Underwriting Agreement, dated November
18 , 2002 between Bausch & Lomb Incorporated
and Salomon Smith Barney Inc., Bank of
America Securities LLC, Fleet Securities,
Inc. and JP Morgan Securities Inc.                  Filed herewith

4.1 Restated Certificate of Incorporation of
Bausch & Lomb Incorporated                          Filed as Exhibit (3)-a to
                                                    Bausch & Lomb's Annual
                                                    Report on Form 10-K for the
                                                    fiscal year ended December
                                                    29, 1985,  file no. 1-4105.

4.2 Certificate of Amendment to Certificate
of Incorporation of Bausch & Lomb
Incorporated                                        Filed as Exhibit (3)-b to
                                                    Bausch & Lomb's Annual
                                                    Report on Form 10-K for the
                                                    fiscal year ended December
                                                    31, 1988, file no. 1-4105.

4.3 Certificate of Amendment to Certificate
of Incorporation of Bausch & Lomb
Incorporated                                        Filed as Exhibit (3)-c to
                                                    Bausch & Lomb's Annual
                                                    Report on Form 10-K for the
                                                    fiscal year ended December
                                                    26, 1992, file no. 1-4105.

4.4 Bylaws of Bausch & Lomb Incorporated, as
amended, effective October 26, 1998                 Filed as Exhibit (3)-a to
                                                    Bausch & Lomb's Form 10-Q
                                                    for the quarter ended
                                                    September 26, 1998, file
                                                    no. 1-4105.

4.5 Indenture, dated as of September 1,
1991, between Bausch & Lomb Incorporated and
Citibank, N.A., as Trustee                          Filed as Exhibit 4(a) to
                                                    Bausch & Lomb's Registration
                                                    Statement on Form S-3 No.
                                                    33-42858.

4.6 Supplemental Indenture No. 1, dated May
13, 1998, between the Company and Citibank,
N.A., as trustee                                    Filed as Exhibit 3.1 to the
                                                    company's Current Report on
                                                    Form 8-K, dated July 24,
                                                    1998, File No. 1-4105.

4.6 Supplemental Indenture No. 2, dated as
of July 29, 1998, between the Company and
Citibank N.A., as trustee                           Filed as Exhibit 3.2 to the
                                                    company's Current Report on
                                                    Form 8-K, dated July 24,
                                                    1998, File No. 1-4105.

4.7 Supplemental Indenture No. 3, to be
dated as of November 21, 2002, between
Bausch & Lomb Incorporated and Citibank
N.A., as trustee including form of Global
Note                                                Filed herewith.

5.1 Opinion of General Counsel to Bausch &
Lomb as to the validity of the issuance of
the Notes                                           Filed herewith.

23.1  Consent of General Counsel                    Contained in Exhibit 5.1.